Exhibit 10.5
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT TO / JOINT OWNERSHIP MANAGEMENT AGREEMENT
THIS AMENDMENT is entered into this 10th day of March 2022 (the “Effective Date of the Amendment”), by and between ChromaDex, Inc. (hereinafter referred to as “CHROMADEX”) and The Queen’s University of Belfast (hereinafter referred to as the “COMPANY”).
WHEREAS, CHROMADEX and COMPANY (collectively “the Parties”) entered into a Joint Ownership Management Agreement made effective as of October 9, 2015 attached hereto as Schedule 1 (the “Agreement”); and
WHEREAS, the Parties have determined that it is in their mutual interest to amend the Agreement in accordance with the terms of this Amendment;
NOW THEREFORE, in consideration of mutual premises and mutual agreements herein contained, the Parties hereto agree to amend the Agreement as follows:
1.Schedule 2 shall be amended and replaced with the below:
“Schedule 2: Schedule of IP
[***]

2.Except as specifically changed, altered, amended or restructured by this Amendment, all terms and provisions of the Agreement, as amended shall remain unchanged and unaffected and in full force and effect.
3.Delivery of an executed counterpart of a signature page to this Amendment by email shall be effective as delivery of a manually executed counterpart of this Amendment. The Parties shall have the right to insert the name of the people executing this Agreement and any amendments to the Agreement using an electronic signature (an “Electronic Signature”), and an Electronic Signature shall be binding on such Party as if this Agreement and any amendments had been originally executed by an ink signature
IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment to the Agreement as of the date first written above.
Chromadex, Inc.    The Queen’s University Of Belfast
By: /s/ Andrew Shao        By: /s/ Dermot Tierney
Name: Andrew Shao         Name: Dermot Tierney
Title: SVP Global Scientific & Regulatory Affairs     Title: Head of IP & Commercialization
Date: 3/10/2022                      Date:    3/10/2022
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